Exhibit 99

Investor Relations: Dianna Higgins | (414) 347-2635 | dianna_higgins@mgic.com

MGIC Investment Corporation Reports First Quarter 2026 Results
First Quarter 2026 Net Income of $165.3 million or $0.76 per Diluted Share
First Quarter 2026 Adjusted Net Operating Income (Non-GAAP) of $165.1 million or $0.76 per Diluted Share

MILWAUKEE (April 29, 2026) - MGIC Investment Corporation (NYSE: MTG) today reported operating and financial results for the first quarter of 2026.

Tim Mattke, CEO of MTG and Mortgage Guaranty Insurance Corporation (“MGIC”) said, “We had a strong start to the year, successfully executing on our business strategies and generating solid first quarter results. We achieved a return on equity of 13% while continuing to return meaningful capital to our shareholders.

“We are well-positioned to navigate dynamic environments, supported by our deep industry expertise, strong balance sheet, and disciplined approach to capital allocation. Our continued focus and commitment to meet our customers' evolving needs has allowed us to drive long-term shareholder value,” concluded Mattke.

SUMMARY FINANCIAL METRICS	Quarter ended
($ in millions, except where otherwise noted)	Q1 2026	Q4 2025	Q1 2025
Net income	$165.3	$169.3	$185.5
Net income per diluted share	$0.76	$0.75	$0.75
Adjusted net operating income	$165.1	$168.4	$185.2
Adjusted net operating income per diluted share	$0.76	$0.75	$0.75
New insurance written (NIW) (billions)	$14.4	$17.1	$10.2
Net premiums earned	$235.4	$236.0	$243.7
Insurance in force (billions)	$302.7	$303.1	$293.8
Annual persistency	84.0%	84.8%	84.7%
Losses incurred, net	$33.2	$31.2	$9.6
Primary delinquency inventory	27,006	27,072	25,438
Primary IIF delinquency rate (count based)	2.44%	2.43%	2.30%
Loss ratio	14.1%	13.2%	3.9%
Underwriting expense ratio	20.5%	19.9%	22.5%
In force portfolio yield (bps)	38.0	38.0	38.4
Net premium yield (bps)	31.1	31.2	33.0
Annualized return on equity	13.0%	13.1%	14.3%
Book value per common share outstanding	$23.63	$23.47	$21.40
Adjust for AOCI	$0.79	$0.61	$0.98
Tangible book value per share	$24.41	$24.08	$22.38

CAPITAL AND LIQUIDITY	As of
($ in billions, except where otherwise noted)	March 31, 2026	December 31, 2025	March 31, 2025
PMIERs available assets	$5.8	$5.7	$5.9
PMIERs excess	$2.9	$2.5	$2.6
Holding company liquidity (millions)	$709	$1,074	$824

FIRST QUARTER 2026 HIGHLIGHTS
•Through an insurance linked note transaction, we executed a $324 million excess of loss reinsurance agreement that covers certain policies written between January 1, 2022 and March 31, 2025.
•We repurchased 7.2 million shares of common stock for $192.6 million.
•We paid a dividend of $0.15 per common share to shareholders.

SECOND QUARTER 2026 HIGHLIGHTS
•Through April 24, 2026 we repurchased an additional 1.7 million shares of our common stock for $47.4 million.
•We declared a dividend of $0.15 per common share to shareholders payable on May 21, 2026, to shareholders of record at the close of business on May 6, 2026.
•MGIC paid a $400 million dividend to our holding company.
•Our board of directors approved a share repurchase program, authorizing us to purchase an additional $750 million of common stock prior to December 31, 2028.

Conference Call and Webcast Details
MGIC Investment Corporation will hold a conference call April 30, 2026, at 10:00 a.m. ET to allow securities analysts and shareholders the opportunity to hear management discuss the company’s quarterly results. Individuals interested in joining by telephone should register for the call at https://register-conf.media-server.com/register/BIeb1b95ef583c49419a8d6b744e509dce to receive the dial-in number and unique PIN to access the call. It is recommended that you join the call at least 10 minutes before the conference call begins. The call is also being webcast and can be accessed at the company's website at http://mtg.mgic.com/ under "Newsroom." A replay of the webcast will be available on the company’s website through May 30, 2026.
About MGIC
Mortgage Guaranty Insurance Corporation (MGIC) (www.mgic.com), the principal subsidiary of MGIC Investment Corporation, provides mortgage insurance solutions that support responsible credit risk management for mortgage lenders and investors and enable borrowers to qualify for mortgages with lower down payments. As the founder and longstanding leader of today's private mortgage insurance industry, MGIC continues to guide the industry’s evolution while serving as a trusted partner to lenders across the country.

This press release, which includes certain additional statistical and other information, including non-GAAP financial information and a supplement that contains various portfolio statistics, are all available on the Company's website at https://mtg.mgic.com/ under “Newsroom.”

From time to time MGIC Investment Corporation releases important information via postings on its corporate website, and via postings on MGIC’s website for information related to underwriting and pricing, and intends to continue to do so in the future. Such postings include corrections of previous disclosures and may be made without any other disclosure. Investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information for MGIC Investment Corporation alerts can be found at https://mtg.mgic.com/shareholder-services/email-alerts. For information about our underwriting and rates, see https://www.mgic.com/underwriting.

Use of Non-GAAP financial measures
We believe that use of the Non-GAAP financial measures of adjusted pre-tax operating income (loss), adjusted net operating income (loss) and adjusted net operating income (loss) per diluted share facilitate the evaluation of the company's core financial performance thereby providing relevant information to investors. These measures are not recognized in accordance with accounting principles generally accepted in the United States of America (GAAP) and should not be viewed as alternatives to GAAP measures of performance.

Adjusted pre-tax operating income (loss) is defined as GAAP income (loss) before tax, excluding the effects of net realized investment gains (losses), gain and losses on debt extinguishment and infrequent or unusual non-operating items where applicable.

Adjusted net operating income (loss) is defined as GAAP net income (loss) excluding the after-tax effects of net realized investment gains (losses), gain and losses on debt extinguishment and infrequent or unusual non-operating items where applicable. The amounts of adjustments to components of pre-tax operating income (loss) are tax effected using a federal statutory tax rate of 21%.

Adjusted net operating income (loss) per diluted share is calculated in a manner consistent with the accounting standard regarding earnings per share by dividing (i) adjusted net operating income (loss) by (ii) diluted weighted average common shares outstanding, which reflects share dilution from unvested restricted stock units.

Although adjusted pre-tax operating income (loss) and adjusted net operating income (loss) exclude certain items that have occurred in the past and are expected to occur in the future, the excluded items represent items that are: (1) not viewed as part of the operating performance of our primary activities; or (2) impacted by both discretionary and other economic or regulatory factors and are not necessarily indicative of operating trends, or both. These adjustments, along with the reasons for their treatment, are described below. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these adjustments. Other companies may calculate these measures differently. Therefore, their measures may not be comparable to those used by us.

(1)Net realized investment gains (losses). The recognition of net realized investment gains or losses can vary significantly across periods as the timing of individual securities sales is highly discretionary and is influenced by such factors as market opportunities, our tax and capital profile, and overall market cycles.
(2)Gains and losses on debt extinguishment. Gains and losses on debt extinguishment result from discretionary activities that are undertaken to enhance our capital position, and/or improve our debt profile.
(3)Infrequent or unusual non-operating items. Items that are non-recurring in nature and are not part of our primary operating activities.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended March 31,
(In thousands, except per share data)	2026	2025

Net premiums written	$234,943	$235,346
Revenues
Net premiums earned	$235,363	$243,719
Net investment income	61,742	61,443
Net gains (losses) on investments and other financial instruments	(169)	741
Other revenue	141	331
Total revenues	297,077	306,234
Losses and expenses
Losses incurred, net	33,242	9,591
Underwriting and other expenses, net	48,108	53,063
Interest expense	8,899	8,899
Total losses and expenses	90,249	71,553
Income before tax	206,828	234,681
Provision for income taxes	41,525	49,221
Net income	$165,303	$185,460
Net income per diluted share	$0.76	$0.75

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
EARNINGS PER SHARE (UNAUDITED)

	Three Months Ended March 31,
(In thousands, except per share data)	2026	2025
Net income - basic and diluted	$165,303	$185,460
Basic weighted average common shares outstanding	216,135	244,147
Dilutive effect of unvested restricted stock units	2,051	2,343
Diluted weighted average common shares outstanding	218,186	246,490

Diluted earnings per share	$0.76	$0.75

NON-GAAP RECONCILIATIONS

Reconciliation of Income before tax / Net income to Adjusted pre-tax operating income / Adjusted net operating income
	Three Months Ended March 31,
	2026			2025
(In thousands, except per share amounts)	Pre-tax	Tax Effect	Net (after-tax)	Pre-tax	Tax Effect	Net (after-tax)
Income before tax / Net income	$206,828	$41,525	$165,303	$234,681	$49,221	$185,460
Adjustments:
Net realized investment (gains) losses	(200)	(42)	(158)	(319)	(67)	(252)
Adjusted pre-tax operating income / Adjusted net operating income	$206,628	$41,483	$165,145	$234,362	$49,154	$185,208

Reconciliation of Net income per diluted share to Adjusted net operating income per diluted share
Weighted average shares - diluted			218,186			246,490
Net income per diluted share			$0.76			$0.75
Net realized investment (gains) losses			0.00			0.00
Adjusted net operating income per diluted share			$0.76			$0.75

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31,	December 31,	March 31,
(In thousands, except per share data)	2026	2025	2025
ASSETS
Investments (1)	$5,719,421	$5,807,662	$5,901,057
Cash and cash equivalents	235,090	368,989	206,988
Restricted cash and cash equivalents	14,405	6,525	5,705
Reinsurance recoverable on loss reserves (2)	73,184	65,055	51,864
Home office and equipment, net	31,947	32,454	34,468
Deferred insurance policy acquisition costs	7,955	8,377	11,114
Deferred income taxes, net	15,494	18,512	46,196
Other assets	319,253	331,912	277,744
Total assets	$6,416,749	$6,639,486	$6,535,136

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Loss reserves (2)	$499,120	$474,884	$465,033
Unearned premiums	92,606	93,026	111,987
Senior notes	646,506	646,138	645,035
Other liabilities	141,230	277,887	173,197
Total liabilities	1,379,462	1,491,935	1,395,252
Shareholders' equity	5,037,287	5,147,551	5,139,884
Total liabilities and shareholders' equity	$6,416,749	$6,639,486	$6,535,136
Book value per share (3)	$23.63	$23.47	$21.40

(1) Investments include net unrealized gains (losses) on securities	$(194,840)	$(152,767)	$(261,022)
(2) Loss reserves, net of reinsurance recoverable on loss reserves	$425,936	$409,829	$413,169
(3) Shares outstanding	213,200	219,367	240,194

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - NEW INSURANCE WRITTEN

	2026	2025
	Q1	Q4	Q3	Q2	Q1
New primary insurance written (NIW) (billions)	$14.4	$17.1	$16.5	$16.4	$10.2

Monthly (including split premium plans) and annual premium plans	13.9	16.6	16.1	16.0	9.9
Single premium plans	0.5	0.5	0.4	0.4	0.3

Product mix as a % of primary NIW
Credit score < 680	5%	5%	4%	4%	4%
>95% LTVs	14%	15%	17%	13%	13%
>45% DTI	25%	26%	27%	26%	31%
Singles	4%	3%	2%	2%	2%
Refinances	21%	17%	6%	6%	6%

New primary risk written (billions)	$3.8	$4.4	$4.4	$4.3	$2.6

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - INSURANCE IN FORCE and RISK IN FORCE

	2026	2025
	Q1	Q4	Q3	Q2	Q1
Primary Insurance In Force (IIF) (billions)	$302.7	$303.1	$300.8	$297.0	$293.8
Total # of loans	1,106,958	1,112,727	1,111,855	1,107,526	1,105,863

Premium Yield
In force portfolio yield (1)	38.0	38.0	38.3	38.3	38.4
Premium refunds (2)	(0.3)	(0.4)	(0.3)	(0.1)	0.0
Accelerated earnings on single premium	0.2	0.3	0.2	0.2	0.2
Total direct premium yield	37.9	37.9	38.2	38.4	38.6
Ceded premiums earned, net of profit commission and assumed premiums (3)	(6.8)	(6.7)	(5.9)	(5.4)	(5.6)
Net premium yield	31.1	31.2	32.3	33.0	33.0

Average Loan Size of IIF (thousands)	$273.4	$272.4	$270.6	$268.2	$265.7

Annual Persistency	84.0%	84.8%	85.0%	84.7%	84.7%

Primary Risk In Force (RIF) (billions)	$81.2	$81.2	$80.6	$79.5	$78.5
By credit score (%) (4)
760 & >	45%	45%	45%	44%	44%
740-759	18%	18%	18%	18%	18%
720-739	14%	14%	14%	14%	14%
700-719	10%	10%	10%	10%	10%
680-699	7%	7%	7%	7%	7%
660-679	3%	3%	3%	3%	3%
640-659	2%	2%	2%	2%	2%
639 & <	1%	1%	1%	2%	2%

Average Coverage Ratio (RIF/IIF)	26.8%	26.8%	26.8%	26.8%	26.7%
(1) Total direct premiums earned, excluding premium refunds and accelerated premiums from single premium policy cancellations divided by average primary insurance in force.
(2) Premium refunds and our estimate of refundable premium on our delinquency inventory divided by average primary insurance in force.
(3) Ceded premiums earned, net of profit commissions and assumed premiums. Assumed premiums include our participation in GSE Credit Risk Transfer programs, of which the impact on the net premium yield was 0.5 bps in the first quarter of 2026.
(4) The credit score at the time of origination for a loan with multiple borrowers is the lowest of the borrowers’ “decision credit scores.” A borrower’s “decision credit score” is determined as follows: if there are three credit scores available, the middle credit score is used; if two credit scores are available, the lower of the two is used; if only one credit score is available, it is used.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - DELINQUENCY STATISTICS

	2026		2025
	Q1		Q4		Q3		Q2		Q1
Primary IIF - Delinquent Roll Forward - # of Loans
Beginning Delinquent Inventory	27,072		25,747		24,444		25,438		26,791
New Notices	13,791		14,489		13,582		11,970		12,965
Cures	(13,393)		(12,632)		(11,814)		(12,588)		(13,981)
Paid claims	(457)		(359)		(359)		(341)		(312)
Rescissions and denials	(7)		(13)		(18)		(35)		(25)
Other items removed from inventory (1)	—		(160)		(88)		—		—
Ending Delinquent Inventory	27,006		27,072		25,747		24,444		25,438

Primary IIF Delinquency Rate (count based)	2.44%		2.43%		2.32%		2.21%		2.30%
Primary claim received inventory included in ending delinquent inventory	383		398		333		295		304

Composition of Cures
Reported delinquent and cured intraquarter	3,973		3,917		3,606		3,268		4,321
Number of payments delinquent prior to cure
3 payments or less	6,262		5,734		5,141		5,708		6,379
4-11 payments	2,702		2,466		2,500		2,887		2,759
12 payments or more	456		515		567		725		522
Total Cures in Quarter	13,393		12,632		11,814		12,588		13,981

Composition of Paids
Number of payments delinquent at time of claim payment
3 payments or less	1		—		1		—		1
4-11 payments	57		32		32		32		28
12 payments or more	399		327		326		309		283
Total Paids in Quarter	457		359		359		341		312

Aging of Primary Delinquent Inventory
Consecutive months delinquent
3 months or less	9,655	36%	10,389	38%	9,817	38%	8,552	35%	8,497	33%
4-11 months	10,289	38%	9,559	35%	8,858	34%	8,868	36%	9,907	39%
12 months or more	7,062	26%	7,124	27%	7,072	28%	7,024	29%	7,034	28%

Number of payments delinquent
3 payments or less	13,376	49%	14,121	52%	13,406	52%	12,260	50%	12,319	48%
4-11 payments	9,364	35%	8,747	32%	8,122	32%	7,963	33%	8,788	35%
12 payments or more	4,266	16%	4,204	16%	4,219	16%	4,221	17%	4,331	17%

(1) Items removed from inventory are associated with commutations of coverage on non-performing policies.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - RESERVES and CLAIMS PAID

	2026	2025
	Q1	Q4	Q3	Q2	Q1
Reserves (millions)
Primary Direct Loss Reserves	$497	$472	$450	$450	$462
Other Gross Loss Reserves	2	3	2	2	3
Total Gross Loss Reserves	$499	$475	$452	$452	$465

Primary Average Direct Reserve Per Delinquency	$18,398	$17,449	$17,462	$18,395	$18,167

Net Paid Claims (millions) (1)	$17	$16	$14	$12	$12
Total primary (excluding settlements)	20	16	14	13	12
Rescission and NPL settlements	—	3	1	—	—
Reinsurance	(4)	(3)	(2)	(2)	(2)
LAE and other	1	1	1	1	2
Reinsurance Terminations (1)	—	(1)	—	—	—

Primary Average Claim Payment (thousands) (2)	$42.7	$46.1	$39.7	$36.5	$38.8

(1) Net paid claims, as presented, does not include amounts received in conjunction with terminations or commutations of reinsurance agreements.
(2) Excludes amounts paid in settlement disputes for claims paying practices and/or commutations of policies.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - REINSURANCE AND MI RATIOS

	2026	2025
	Q1	Q4	Q3	Q2	Q1
Quota Share Reinsurance
% NIW subject to reinsurance	86.4%	86.2%	88.2%	87.7%	86.8%
Ceded premiums written and earned (millions)	$37.8	$38.9	$32.0	$28.1	$29.9
Ceded losses incurred (millions)	$12.0	$11.9	$6.1	$4.0	$6.4
Ceding commissions (millions) (included in underwriting and other expenses)	$13.4	$13.4	$12.9	$12.1	$11.7
Profit commission (millions) (included in ceded premiums)	$29.1	$28.3	$32.6	$32.3	$28.7

Excess-of-Loss Reinsurance
Ceded premiums earned (millions)	$17.8	$14.8	$16.2	$15.4	$14.7

GAAP loss ratio	14.1%	13.2%	4.5%	(1.2%)	3.9%
GAAP underwriting expense ratio	20.5%	19.9%	21.1%	21.9%	22.5%

Mortgage Guaranty Insurance Corporation - Risk to Capital	9.6:1	10.0:1	9.7:1	10.0:1	9.8:1
Combined Insurance Companies - Risk to Capital	9.6:1	10.0:1	9.7:1	10.0:1	9.7:1

Safe Harbor Statement
Forward Looking Statements and Risk Factors:
This release contains forward looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on current assumptions, expectations, and projections and are subject to risks and uncertainties that could cause actual results to differ materially. Forward-looking statements consist of statements which relate to matters other than historical fact, including matters that inherently refer to future events. Among others, statements that include words such as "believe," "anticipate," "will" or "expect," or words of similar import, are forward-looking statements. Our actual results may differ, possibly materially, from those expressed or implied in such forward-looking statements. Factors and uncertainties that could cause actual results to differ can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in MGIC Investment Corporation’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Such factors and uncertainties include, without limitation:
•Our results are dependent on U.S. economic and housing market conditions; adverse conditions may cause a decrease in new insurance written and/or an increase in delinquencies, claim frequency, and claim severity. Additionally, if the volume of low down payment home mortgage originations declines, the amount of new insurance that we write could decline.
•The substantial majority of MGIC’s new insurance written is for loans purchased by Fannie Mae and Freddie Mac (“the GSEs”); therefore, changes to their business practices or legislative, regulatory or administrative reforms could materially affect our business and financial results.
•Failure to comply with the GSEs’ Private Mortgage Insurance Eligibility Requirements (“PMIERs”) could limit our operations, or at the extreme, lead to suspension or termination of eligibility to insure loans purchased by the GSEs.
•Loss reserve estimates are subject to uncertainties; actual losses may differ materially from estimates. Additionally, because reserves are established only upon delinquency, losses may disproportionately impact earnings in certain periods.
•We operate in a highly regulated environment at both the federal and state levels; regulatory changes or enforcement actions may adversely affect our operations and/or financial results.
•If we fail to meet the State Capital Requirements of Wisconsin, we could be prevented from writing new business in all jurisdictions; we could be prevented from writing new business in a particular jurisdiction if we fail to meet the state capital requirements of that jurisdiction.
•Pandemics, severe weather events, and climate related developments may negatively affect home prices and affordability, potentially leading to an increase in delinquencies, claim frequency, and claim severity. Actions by government authorities, including FHFA and the GSEs, to address climate related issues could similarly affect our results.
•The availability, cost, and capital credit for reinsurance may change due to market conditions or GSE actions, potentially requiring us to retain more risk and maintain additional capital.
•Our financial results may be impacted if lenders and investors seek alternatives to private mortgage insurance. In addition, changes in GSE programs, growth in government market share, or changes to regulatory capital rules to limit capital relief for mortgage insurance could affect our business in similar ways.
•The premium rates we charge may prove inadequate due to unknown future economic conditions, modelling limitations or errors, or other unexpected events.
•The length of time our insurance policies remain in force (“persistency”) affects our results. Among other things, persistency can be influenced by interest rates, borrower equity, refinancing activity, and mortgage insurance cancellation requirements.
•Instability in financial markets or counterparty failures, including by reinsurers or mortgage servicers, could increase our credit risk and losses.
•Ineffective risk management programs, inaccurate data or model errors could impair our ability to identify and respond to risks, and materially adversely affect our business, results of operations, and financial condition.
•Technology system failures, cybersecurity breaches, or data privacy incidents could materially disrupt operations and cause financial and reputational damage.
•Changes in our underwriting practices and mix of business have the potential to increase risk and negatively affect our financial results.
•Our business depends on hiring and retaining experienced management and key personnel; the failure to do so could disrupt operations and negatively impact our financial condition.
•The mortgage insurance market is highly competitive. Competition from private mortgage insurers, government programs, and potential new market entrants —combined with pricing pressure and shifting customer preferences and relationships—could lead to a reduction in our new insurance written.
•Adverse rating agency actions could affect our competitiveness, GSE eligibility, and access to capital.
•Litigation and regulatory proceedings could result in fines, settlements, operational restrictions, or reputational harm.
•Our investment portfolio is exposed to risks that could adversely impact our operations and financial results. Future capital needs could require issuance of debt or equity, potentially diluting shareholders.
•Our stock price may fluctuate due to economic, industry, regulatory, or company specific developments.
•Regulatory limits on dividends from our insurance subsidiaries have the potential to constrain holding company liquidity and our ability to pay shareholder dividends or repurchase stock in the future.
We are not undertaking any obligation to update any forward-looking statements or other statements we may make even though these statements may be affected by events or circumstances occurring after the forward looking statements or other statements were made. No investor should rely on the fact that such statements are current at any time other than the time at which this press release was delivered for dissemination to the public.

While we communicate with security analysts from time to time, it is against our policy to disclose to them any material non-public information or other confidential information. Accordingly, investors should not assume that we agree with any statement or report issued by any analyst irrespective of the content of the statement or report, and such reports are not our responsibility.